VictoryShares

VictoryShares Emerging Market High Div Volatility Wtd ETF (the “Fund”)

Supplement dated March 1, 2022

to the Prospectus and Statement of Additional Information

dated November 1, 2021 (“Prospectus” and “SAI”), as supplemented

The risk disclosure below supplements the risks of investing in the Fund described in the prospectus and SAI, including Stock Market Risk and Foreign Investing Risk.

As a result of the recent military intervention by Russia in Ukraine, the U.S. and many other countries have imposed sanctions on Russia and certain Russian individuals, banks and corporations. The ongoing hostilities and resulting sanctions could have a severe adverse effect on the region’s economies and more globally, including significant negative impact on markets for certain securities and commodities, such as oil and natural gas. Russia’s cessation of trading on its securities markets in effect as of the date hereof, and any future cessations, could impact the value and liquidity of certain portfolio holdings, among other things.  The extent and duration of military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial and prolonged.

If you wish to obtain more information, please call the Victory Funds at 866-376-7890 or your financial advisor.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.